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TABLE OF CONTENTS

As filed with the Securities and Exchange Commission on December 9, 2005

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file Number: 811-4255

Dividend Capital Realty Income Allocation Fund
(Exact Name of the Registrant as Specified in Charter)

518 17th Street, Suite 1200, Denver, CO 80202
(Address of Principal Executive Offices—Zip Code)

303-228-2200
Registrant's Telephone Number, including area code:

Derek Mullins
Secretary and Assistant Treasurer
518 17th Street, Suite 1200
Denver, CO 80202
(Names and Addresses of agents for service)

Date of fiscal year end: September 30, 2005

Date of reporting period: September 30, 2005

Item 1. Reports to Shareholders

        The following is a copy of the report to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the "Act").

DIVIDEND CAPITAL
REALTY INCOME ALLOCATION FUND

ANNUAL REPORT

SEPTEMBER 30, 2005

TABLE OF CONTENTS

September 30, 2005

Dividend Capital Realty Income Allocation Fund

SHAREHOLDER LETTER
INVESTMENT COMMENTARY
TOTAL RETURNS AND TRADING HISTORY
SECTOR PROFILES AS A PERCENTAGE OF TOTAL INVESTMENTS
TOP TEN HOLDINGS AS A PERCENTAGE OF TOTAL INVESTMENTS
STATEMENT OF INVESTMENTS
STATEMENT OF ASSETS & LIABILITIES
STATEMENT OF OPERATIONS
STATEMENT OF CHANGES IN NET ASSETS
STATEMENT OF CASH FLOWS
FINANCIAL HIGHLIGHTS
NOTES TO FINANCIAL STATEMENTS
SHAREHOLDER TAX INFORMATION
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
DIVIDEND REINVESTMENT PLAN
FUND PROXY VOTING POLICIES & PROCEDURES
PORTFOLIO HOLDINGS
CHANGE IN INVESTMENT POLICY
SARBANES-OXLEY ACT & OTHER INFORMATION
TRUSTEES & OFFICERS
KEY INFORMATION

The Investment Commentary included in this shareholder report contains certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management's predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of the real estate sector, changes in the level of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies form those currently expected to be employed.

1-866-324-7348	2005 Annual Report

SHAREHOLDER LETTER

September 30, 2005

Dividend Capital Realty Income Allocation Fund

November 4, 2005

Dear Shareholder,

It is my pleasure to present you with the first annual report for the Dividend Capital Realty Income Allocation Fund for the period ending September 30, 2005. This report provides an investment commentary, details of the fund's holdings and financial statements for the reporting period.

The management team of the fund is extremely proud of the accomplishments achieved to date. Our ability to quickly invest the offering proceeds into high quality, income-producing securities allowed the fund to pay a special dividend of $0.07 per share in April 2005. The fund also reached the upper end of its target yield range on an annualized basis with consistent monthly dividends of $0.10 per share from May through September—which equates to an 8.0% annualized yield based on the offering price of $15.00.

Our strategy of investing across the capital structure of real estate securities—including common equities, preferred equities and real estate debt securities—has continued to generate high quality income from the underlying real estate investments. As such, in late September 2005, the fund's Board of Trustees announced a $0.005 increase in the monthly dividend from $0.10 to $0.105 per share. This increase in monthly dividends represents an annual dividend of $1.26 per share, which equates to an annualized yield of 8.4% based on the $15.00 offering price.

On the following page, our portfolio management team provides a detailed commentary of the fund's performance to date and their outlook for real estate securities using broad macroeconomic indicators.

Thank you for your support of the Dividend Capital Realty Income Allocation Fund. We are committed to meeting our investment objectives and building long term value for our shareholders.

Sincerely,

/s/ Thomas I. Florence

Thomas I. Florence
President
Dividend Capital Realty Income Allocation Fund

2005 Annual Report	www.dividendcapital.com

INVESTMENT COMMENTARY

September 30, 2005

Dividend Capital Realty Income Allocation Fund

Nov 4, 2005

To our Shareholders:

We are pleased to submit to you our initial annual report for the period February 24, 2005 through September 30, 2005. This period represents the first seven months of Dividend Capital Realty Income Allocation Fund's operations.

In our opinion, a benefit of the fund's strategy is the ability to allocate assets across the capital structure of the real estate industry. Our investment universe includes common stock, preferred stock and debt securities of real estate companies, as well as commercial mortgage-backed securities ("CMBS"). In addition to U.S. real estate securities, we also have invested the fund's assets in Canadian real estate securities. Not only does the combination of these securities allow us to construct a portfolio with the potential to offer high current income and attractive risk-adjusted returns, we're also able to adjust our asset allocation over time to take advantage of broad real estate cycles. Further, we believe our ability to invest in a diverse spectrum of real estate securities enables us to generate an attractive income stream, derived from income generated by our underlying investments.

Our primary goals for this period of the fund's operations were to invest the offering proceeds in order to realize current income, the fund's primary objective, and then work to broaden the portfolio holdings across the various security types of real estate companies. We have initially focused on common and preferred stock allocations, which offered attractive investment characteristics and generated current income. In addition, we sought securities that provided our desired market exposure yet offered sufficient liquidity which would allow us, over time, to reposition the portfolio into our long-term target allocations. In addition, we have begun executing on the Canadian real estate company investments and our debt/CMBS investment strategy.

We have been pleased with the implementation of the strategy and in the fund's ability to pay a high current dividend. The result has been a special dividend of $0.07 per common share, paid in April; $0.10 per common share monthly dividends paid each month from May through September and an announced increase in the monthly level dividend to $0.105 per share for October through December of 2005. The current declared monthly dividends represent an 8.4% annualized yield to our initial investors based on indicated annual level dividends of $1.26 per share and the fund's $15.00 offering price.

In order to achieve this high level of income, the portfolio is currently overweight in REIT preferred stocks. Within the preferred stock allocation, we focus on securities in which our rigorous cash flow based fundamental analysis identifies attractive yields and sufficient underlying equity and cash flow to support the preferred dividend payment. Our common stock investments can be broadly broken down into two categories, common stocks in which we invest primarily for income generating purposes and those in which we invest primarily for growth purposes. Our income common stock investments are tilted towards specialty finance companies and commercial mortgage REITs which offer indirect exposure to real estate debt and CMBS without the commensurate interest rate risk that may be present in residential mortgage REITs. Our growth common stocks are currently tilted towards hotels and regional malls that are leveraged to the resurgent business traveler and stalwart consumer, respectively, and have an attractive same-store growth outlook. While we anticipated it would take longer to achieve our CMBS investment target, we have started to add real estate debt and CMBS to the fund. In addition, we believe we are well positioned to continue execution on this portion of the portfolio strategy.

Performance Review

In addition to the high current income generated by the fund, we are pleased to have experienced appreciation in the net asset value of the fund. While the market price has decreased below the initial offering price, we believe that over the long term the potential for net asset value appreciation offered by the fund may result in market price appreciation. We are hopeful, therefore, that over the long term, the fund's overall results are high current income coupled with capital appreciation. Of course past performance is not a guarantee of future results and an investment in the fund does carry substantial risk including the potential for loss of principal.

For the period February 24, 2005 to September 30, 2005 the fund's NAV total return was 4.73% versus 2.02% for the Merrill Lynch REIT Preferred Index, a measure of REIT preferred stock performance, 18.42% for the MSCI REIT Index, a measure of REIT common stock performance, and 10.25% for the Lehman Brothers High Yield CMBS Index, a measure of high-yield commercial mortgage-backed security performance.

The NAV performance of the fund was impacted primarily by the fund's real estate preferred stock allocation (61% of total assets as of quarter end), which over time has the potential to offer attractive income and lower overall volatility. Our focus on higher yielding, lower rated positions have offered positive relative performance. The allocation to real estate common stock (36% of total assets as of quarter end), which over time has the potential to provide an inflation hedge as well as share price and dividend growth opportunity, also contributed positively to the NAV return. NAV return was detracted by our positions in income common stock and specialty finance names. Within these investments, we have been selective in our exposure, focusing on what we believe to be sustainable business models and strategies. Despite this focus, we have not been immune to a broad based decline in values of these and similar companies resulting from concerns regarding the direction and shape of the yield curve.

Investment Outlook

Our outlook for real estate securities remains positive for three key reasons. The first is a continuing expansion in the U.S. economy; current GDP growth estimates for 2005 range from 2.7% to 4.0% with a median forecast of 3.5%. Third quarter 2005 GDP, released as we are drafting this letter, was at a 3.8% annualized rate. A growing economy provides a constructive backdrop for improving real estate fundamentals for the balance of 2005 and into 2006. While higher energy prices, continued tightening of the Fed funds rate and the devastating losses of hurricanes Katrina and Rita may have an impact on near term U.S. economic expansion, we believe the longer term outlook is one of a growing economy on the heels of reconstruction and business-led investment. The second is a relatively benign long-term inflation and interest rate environment. In our opinion, the interest rate risk to real estate valuations comes primarily from a sudden spike in interest rates. A third key is the continued demand for institutional quality real estate from both foreign and domestic investors. We believe the demand for real estate is a secular trend, driven in part by investors seeking income and stability, combined with lower return expectations for other asset classes. The key point, of course is the first: a growing economy and strengthening real estate fundamentals will lead to increased cash flows, which benefit all real estate-related securities.

Against this backdrop, we currently feel real estate common stock securities are fairly valued in relation to their underlying real estate values. Further, we anticipate strengthening fundamentals in the form of increasing cash flows, a focus of our investment process. Growth in underlying cash flows should translate into increased REIT earnings and ultimately dividend growth. In our opinion, preferred stock of real estate companies offers attractive yield characteristics and strengthening underlying cash flows will serve to provide additional support for both the principal and the income stream. This trend also has the potential to positively impact real estate debt markets where growth in cash flows can lead to increased property values and better debt service ratios.

We believe, perhaps in a more pronounced way than has been experienced in the past few years of real estate investing, that security selection will be a performance differentiator. In our opinion, real estate securities will continue to provide investors an attractive and alternate source of income. With our focus on the quality, sustainability and (where relevant) growth potential of underlying property cash flows, we remain confident in our continued ability to identify and capitalize on attractive investment opportunities across the real estate asset class.

/s/ Russell C. Platt	/s/ Charles Song
Russell C. Platt, Portfolio Manager	Charles Song, Assistant Portfolio Manager

/s/ Amitabh C. Godha	/s/ Geoffrey C. Hawkins
Amitabh C. Godha, Assistant Portfolio Manager	Geoffrey C. Hawkins, Assistant Portfolio Manager

TOTAL RETURNS AND TRADING HISTORY

September 30, 2005

Dividend Capital Realty Income Allocation Fund

Total Returns(1)(2)

Since Inception(7)
DCA at Market Price ("MP")(2)	-2.09%
DCA at Net Asset Value ("NAV")(2)	4.73%
MSCI U.S. REIT Index(3)	18.42%
Merrill Lynch REIT Preferred Index(4)	2.02%
CMBS Index(5)	10.25%

Trading History(1)(6)

Average Premium/Discount to NAV
1-Month	-2.20%
3-Month	-2.36%
Since Inception	-0.46%
Price History Range
MP	$13.80 - $15.34
NAV	$13.87 - $14.92

(1)
Past Performance is no guarantee of future results.  This chart is for illustrative purposes only and does not relate to the future performance of the Fund. For current to the most recent month-end performance, visit dividendcapital.com, or call 866.DCG.REIT(324-7348). Performance data quoted above is historical. Current performance may be higher or lower than the performance data quoted. All performance figures are gross of all advisory and brokerage fees, where applicable.

(2)
Total return assumes reinvestment of dividend and capital gain distributions.

(3)
The MSCI U.S. REIT Index (RMS) is an unmanaged index of REIT securities of reasonable size and liquidity, weighted by market capitalization and considered representative of U.S. equity REIT performance. The index is used in comparison to the fund because the fund invests in common stock of companies primarily engaged in real estate, including REITs. Investors cannot invest directly into any index.

(4)
The Merrill Lynch REIT Preferred Index is an unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance. The index is used in comparison to the fund because the fund invests in preferred stock of companies primarily engaged in real estate including REITs. The fund may invest significant assets in non-investment grade and unrated REIT preferred shares which are not included in this benchmark. Investors cannot invest directly into any index.

(5)
The Lehman Brothers CMBS High-Yield Index is an unmanaged index of non-investment-grade and unrated CMBS, weighted by market value and comprised of all new issue U.S. CMBS transactions that have a maturity greater than one year, an original transaction size in excess of $500 million, and aggregate outstanding transaction size of at least $300 million, and is considered representative of the high-yield CMBS market. The index is used in comparison to the fund because the fund invests in commercial mortgage-backed securities. Investors cannot invest directly into any index.

(6)
Market price and NAV price history are since inception, based upon closing market price.

(7)
Fund inception is 02/24/2005.

SECTOR PROFILES AS A PERCENT OF TOTAL INVESTMENTS(1)

September 30, 2005

Dividend Capital Realty Income Allocation Fund

(1)
Sector diversification percentages are based on the Fund's total investments at market value. Sector diversification is subject to change and may not be representative of future investments.

(2)
Property-type allocation percentages are based on the total investments at market value of the preferred stock and common stock asset classes, respectively.

(3)
Portfolio allocation percentages are based on the Fund's total investments at market value. Portfolio allocation percentages on the Statement of Investments are based on the Fund's net assets.

(4)
Holdings and composition of holdings are subject to change, and may not be representative of future investments.

TOP TEN HOLDINGS AS A PERCENT OF TOTAL INVESTMENTS(1)

September 30, 2005

Dividend Capital Realty Income Allocation Fund

Holding	Sector	Percent
Eagle Hospitality Properties Trust, Series A, 8.250%	Hotels	3.91%
New Century Financial Corp., Series A, 9.125%	Mortgage—Residential	3.57%
Deerfield Triarc Capital Corp.	Specialty Finance	3.33%
Resource Capital Corp.	Mortgage—Commercial	2.98%
Impac Mortgage Holdings Inc., Series C, 9.125%	Mortgage—Residential	2.89%
Entertainment Properties Trust, Series A, 9.500%	Net Lease	2.80%
American Home Mortgage Investment Corp., Series A, 9.750%	Mortgage—Residential	2.57%
Crescent Real Estate Equities Co., Series B, 9.500%	Realty—Diversified	2.56%
Newcastle Investment Corp., Series B, 9.750%	Mortgage—Commercial	2.42%
LaSalle Hotel Properties, Series A, 10.250%	Hotels	2.40%

(1)
Holdings are subject to change, and may not be representative of future investments. Top ten holdings are representative of the common and preferred equity securities.

STATEMENT OF INVESTMENTS

September 30, 2005

Dividend Capital Realty Income Allocation Fund

	Shares/Principal Amount	Market Value
COMMON STOCK 49.96%
Apartments 1.18%
Archstone - Smith Trust	24,800	$988,776
Equity Residential Properties Trust	10,600	401,210
Essex Property Trust Inc.	10,400	936,000

		2,325,986

Diversified / Miscellaneous 1.15%
Vornado Realty Trust	26,200	2,269,444
Healthcare 0.21%
Medical Properties Trust Inc.	41,600	407,680
Hotels 4.17%
Equity Inns Inc.	106,900	1,443,150
LaSalle Hotel Properties	25,000	861,250
Strategic Hotel Capital Inc.	140,200	2,560,052
Sunstone Hotel Investors Inc.	137,900	3,363,381

		8,227,833

Industrial 1.68%
First Potomac Realty Trust	28,200	724,740
ProLogis	58,600	2,596,566

		3,321,306

Mortgage—Commercial 9.68%
Anthracite Capital Inc.	317,500	3,676,650
Newcastle Investment Corp.	119,800	3,342,420
RAIT Investment Trust	135,000	3,847,500
Resource Capital Corp.(1)(2)(4)	550,000	8,250,000

		19,116,570

Mortgage—Residential 1.53%
American Home Mortgage Investment Corp.	100,000	3,030,000
Net Lease 0.20%
Getty Real Estate Corp.	14,000	402,920
Office—Central Business District 2.27%
Boston Properties Inc.	27,600	1,956,840
SL Green Realty Corp.	37,000	2,522,660

		4,479,500

Office—Suburban 2.11%
Alexandria Real Estate Equities Inc.	22,100	$1,827,449
Arden Realty Inc.	14,900	613,433
Kilroy Realty Corp.	30,700	1,720,121

		4,161,003

Other Real Estate Companies 1.89%
Brookfield Properties Corp.	64,100	1,889,027
Global Signal Inc.	41,300	1,847,762

		3,736,789

Regional Malls 3.76%
CBL & Associates Properties Inc.	31,900	1,307,581
General Growth Properties Inc.	26,600	1,195,138
Simon Property Group Inc.	66,300	4,914,156

		7,416,875

Self Storage 1.47%
Extra Space Storage Inc.	78,400	1,205,792
Public Storage Inc.	25,200	1,688,400

		2,894,192

Shopping Centers 0.89%
Federal Realty Investment Trust	22,100	1,346,553
Weingarten Realty Investors	10,900	412,565

		1,759,118

Specialty Finance 17.77%
Arbor Realty Trust Inc.	90,100	2,531,810
CBRE Realty Finance Inc.(1)(2)(4)	400,000	6,000,000
Deerfield Triarc Capital Corp.	665,000	9,216,900
Gramercy Capital Corp.	140,400	3,363,984
JERS Investors Trust Inc.	219,600	3,965,976
KKR Financial Corp.	225,000	5,004,000
Taberna Realty Finance Trust(1)(2)(4)	400,000	5,000,000

		35,082,670

TOTAL COMMON STOCK
(Cost $97,645,724)		98,631,886

	Bond Rating Moody's/S&P*	Shares/Principal Amount	Market Value
PREFERRED STOCK 85.95%
Apartments 9.32%
Apartment Investment & Management Co.:
Series G, 9.375%(3)	Ba3/B+	176,800	$4,670,172
Series Q, 10.100%	Ba3/B+	66,900	1,712,640
Series R, 10.000%	Ba3/B+	161,400	4,177,032
Series U, 7.750%	Ba3/B+	44,200	1,114,671
Series V, 8.000%	Ba3/B+	85,200	2,172,600
Associated Estates Realty Corp., Series B, 8.700%	NR/CCC+	173,700	4,548,769

			18,395,884

Diversified/Miscellaneous 6.20%
Colonial Properties Trust, Series E, 7.620%	NR/NR	119,000	2,969,645
Crescent Real Estate Equities Co., Series B, 9.500%(3)	B3/B-	263,500	7,081,562
Sizeler Properties Investors Inc., Series B, 9.750%	NR/NR	82,500	2,187,075

			12,238,282

Hotels 26.34%
Ashford Hospitality Trust, Series A, 8.550%	NR/NR	92,800	2,438,905
Boykin Lodging Company, Series A, 10.500%(3)	NR/NR	196,600	5,234,475
Eagle Hospitality Properties Trust Inc., Series A, 8.250%(3)	NR/NR	430,000	10,830,625
FelCor Lodging Trust Inc., Series C, 8.000%	B3/CCC	259,000	6,436,150
Hersha Hospitality Trust(3)	NR/NR	205,000	5,246,729
LaSalle Hotel Properties, Series A, 10.250%(3)	NR/NR	250,200	6,661,575
Red Lion Hotels Corp., Series A, 9.500%(3)	NR/NR	205,100	5,392,079
Strategic Hotel Capital Inc., Series A, 8.500%(1)(5)	NR/NR	172,000	4,488,134
Sunstone Hotel Investors Inc., Series A, 8.000%	NR/NR	80,600	2,072,935
Winston Hotels Inc., Series B, 8.000%(3)	B3/NR	125,600	3,206,731

			52,008,338

Manufactured Housing 1.59%
Affordable Residential Communities Inc., Series A, 8.250%	NR/NR	150,400	3,129,824
Mortgage—Commercial 5.97%
Anthracite Capital Inc., Series C, 9.375%(3)	NR/NR	118,500	$3,258,750
Newcastle Investment Corp., Series B, 9.750%(3)	NR/NR	253,000	6,710,825
RAIT Investment Trust, Series B, 8.375%	NR/NR	71,300	1,822,606

			11,792,181

Mortgage—Residential 24.03%
Accredited Mortgage Loan REIT Trust, Series A, 9.750%	NR/NR	118,200	3,037,149
American Home Mortgage Investment Corp.:
Series A, 9.750%(3)	NR/NR	268,550	7,119,260
Series B, 9.250%	NR/NR	49,700	1,292,200
Annaly Mortgage Management Inc., Series A, 7.875%	NR/NR	129,100	3,156,495
Anworth Mortgage Asset Corp., Series A, 8.625%(3)	NR/NR	177,300	4,399,700
Impac Mortgage Holdings Inc.:
Series B, 9.375%(3)	NR/NR	76,800	1,922,304
Series C, 9.125%(3)	NR/NR	327,600	8,009,820
MFA Mortgage Investments Inc., Series A, 8.500%	NR/NR	151,600	3,765,744
New Century Financial Corp., Series A, 9.125%(3)	NR/B	410,000	9,881,000
Novastar Financial Inc., Series C, 8.900%(3)	NR/NR	192,200	4,866,504

			47,450,176

Net Lease 5.02%
Entertainment Properties Trust, Series A, 9.500%(3)	NR/NR	295,100	7,764,819
Truststreet Properties Inc., Series A, 7.720%	B3/B	93,100	2,150,610

			9,915,429

Office—Suburban 3.19%
Digital Realty Trust Inc., Series A, 8.500%	NR/NR	174,300	4,597,162
PS Business Parks Inc., Series D, 9.500%	Ba1/BBB-	66,380	1,701,983

			6,299,145

Regional Malls 4.29%
The Mills Corp:
Series B, 9.000%(3)	NR/NR	117,900	$3,124,350
Series G, 7.875%	NR/NR	75,200	1,948,154
Pennsylvania Real Estate Investment Trust, Series A, 11.000%	B1/NR	58,700	3,389,925

			8,462,429

TOTAL PREFERRED STOCK
(Cost $172,542,599)			169,691,688
COLLATERALIZED DEBT OBLIGATIONS 1.01%
Taberna Preferred Funding III Ltd.(1)(2)(5)		2,000,000	2,000,000
TOTAL COLLATERALIZED DEBT OBLIGATIONS
(Cost $2,000,000)			2,000,000

U.S. GOVERNMENT OBLIGATIONS 3.39%
U.S. Treasury Notes, 2.375%, 08/15/2006(6)		6,800,000	6,703,848
TOTAL U.S. GOVERNMENT OBLIGATIONS
(Cost $6,711,459)			6,703,848

TOTAL INVESTMENTS 140.31%
(Cost $278,899,782)			$277,027,422
Liabilities in Excess of Net Other Assets (40.31%)			(79,593,927)

NET ASSETS 100.00%			$197,433,495

*
Unaudited

(1)
Securities sold within terms of a private placement memorandum, exempt from registration under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(2)
This security has been valued at its fair value determined in good faith by or under the direction of the Board of Trustees.

(3)
All or a portion of the shares held in this security are pledged as collateral for the borrowings under the Revolving Credit and Security Agreement (Note 6).

(4)
This security is considered illiquid by the investment adviser (Note 9).

(5)
This 144A security has been determined to be liquid by the Adviser.

(6)
The entire principal amount of this security is pledged as collateral for the total return swaps (Note 7).

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2005

Dividend Capital Realty Income Allocation Fund

ASSETS:
Investments at market value (cost—$278,899,782)	$277,027,422
Cash	1,584,399
Cash held as collateral for swap agreements	1,880,569
Receivable for securities sold	399,383
Dividends and interest receivable	1,827,524
Swap interest receivable	344,088
Unrealized appreciation on swap agreements	2,646,912
Prepaid debt issuance fees	253,915
Prepaid insurance	32,405
Other assets	25,775

TOTAL ASSETS	$286,022,392
LIABILITIES:
Line of credit payable to bank	$85,000,000
Payable for line of credit fees	283,935
Distributions payable	500,432
Payable for securities purchased	2,397,084
Swap interest payable	6,120
Unrealized depreciation on forward foreign currency contracts	2,978
Payable for investment advisory fees	197,981
Payable for administrative fees	23,292
Payable for legal fees	98,972
Payable for offering costs	43,513
Payable for audit fees	30,266
Other liabilities	4,324

TOTAL LIABILITIES	$88,588,897

NET ASSETS	$197,433,495

COMPOSITION OF NET ASSETS:
Common stock, $.001 par value (unlimited number of shares authorized)	$13,686
Paid-in capital	195,346,970
Undistributed net investment income	1,428,781
Accumulated net realized loss on investments and foreign currency transactions	(127,516)
Net unrealized appreciation/(depreciation) of investments, swap contracts and translation of assets and liabilities denominated in foreign currencies	771,574

NET ASSETS	$197,433,495

SHARES OUTSTANDING AND NET ASSET VALUE PER SHARE:
Common shares outstanding, $.001 par value (unlimited number of shares authorized)	13,685,510
Net asset value per share	$14.43

See accompanying Notes to Financial Statements

STATEMENT OF OPERATIONS

For the period from February 24, 2005 (inception of offering) to September 30, 2005

Dividend Capital Realty Income Allocation Fund

INVESTMENT INCOME:
Dividends (net of foreign withholding taxes of $46,840)	$11,257,186
Interest	74,951
Income from swap transactions	255,026
Other income	1,899

Total Investment Income	$11,589,062
EXPENSES:
Investment advisory fees (Note 5)	$1,250,613
Line of credit interest and fees (Note 6)	1,220,497
Administrative fees (Note 5)	147,131
Legal fees	246,447
Trustee fees and expenses (Note 5)	63,907
Debt issuance fees	41,824
Audit fees	47,679
Insurance fees	42,267
Custodian fees and expenses	26,890
Printing fees	22,013
Transfer agent fees	18,593
Listing fees	12,045
Other	2,931

Total Expenses	$3,142,837
Less reduction to custodian fees (Note 1)	(26,782)

Net Expenses	$3,116,055

NET INVESTMENT INCOME	$8,473,007

Realized and Unrealized Gain/(Loss)
Net realized gain from:
Investments	563,045
Foreign currency transactions	65,958

Net realized gain	629,003
Net change in unrealized appreciation/depreciation on:
Investments	(1,872,360)
Swap contracts	2,646,912
Translation of assets and liabilities dominated in
foreign currencies	(2,978)

Net change	771,574
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$9,873,584

See accompanying Notes to Financial Statements

STATEMENT OF CHANGES IN NET ASSETS

For the period from February 24, 2005 (inception of offering) to September 30, 2005

Dividend Capital Realty Income Allocation Fund

Operations:
Net investment income	$8,473,007
Net realized gain	629,003
Change in net unrealized appreciation/depreciation	771,574

Increase in net assets resulting from operations	9,873,584

Distributions to Shareholders:
From net investment income	(7,800,745)

Net decrease in net assets from distributions to shareholders	(7,800,745)

Capital share transactions:
Proceeds from sale of common shares sold, net of offering costs	172,727,500
Proceeds from the underwriters' over-allotment option of common shares exercised, net of offering costs	22,533,088

Increase in net assets from share transactions	195,260,588

Net Increase in Net Assets	197,333,427
NET ASSETS:
Beginning of period	100,068	(1)
End of period	$197,433,495	(2)

(1)
Initial seed capital.

(2)
Includes undistributed net investment income of $1,428,781.

See accompanying Notes to Financial Statements

STATEMENT OF CASH FLOWS

For the period from February 24, 2005 (inception of offering) to September 30, 2005

Dividend Capital Realty Income Allocation Fund

Cash Flows from Operating Activities:
Net increase in net assets from operations	$9,873,584
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities
Purchase of investment securities	(530,702,084)
Proceeds from disposition of investment securities	252,552,703
Increase in interest receivable	(365,877)
Increase in dividends receivable	(1,805,735)
Increase in receivable for securities sold	(399,383)
Increase in prepaids and other assets	(312,095)
Increase in payables for securities purchased	2,397,084
Increase in accrued expenses	688,403
Premium amortization	1,115
Discount amortization	(22,445)
Realized gain on securities	(629,003)
Unrealized appreciation on securities	(771,574)

Net cash used by operating activities	$(269,495,307)

Cash Flows from Financing Activities:
Proceeds from bank borrowing	85,000,000
Proceeds from shares sold	195,260,588
Cash distributions paid	(7,300,313)

Net cash provided by financing activities	$272,960,275

Net increase in cash	$3,464,968
Cash
Beginning Balance	0
Ending Balance	$3,464,968
Supplemental Disclosure of Cash Flow Information:
Cash paid for interest and fees on bank borrowing	$936,562

See accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

September 30, 2005

Dividend Capital Realty Income Allocation Fund

For the Period Ended September 30, 2005(1)
PER SHARE OPERATING DATA:
Net Asset Value, Beginning of Period	$14.33 (2)
Income from investment operations:
Net investment income	0.63 (7)
Net gains on securities, realized and unrealized	0.09
Total From Investment Operations	0.72

Dividends and/or Distributions to Shareholders:
Dividends from net investment income	(0.57)
Total Distributions	(0.57)

Offering Costs Charged to Paid-in-Capital	(0.05)

Net Asset Value, End of Period	$14.43

Market Price, End of Period	$14.12

Total Return, Net Asset Value(3)	4.73%

Total Return, Market Value(3)	(2.09)%
Net Assets, End of Period (000's)	$197,433
Ratio of Operating Expenses to Average Net Assets(4)(6)	1.68%
Ratio of Operating Expenses to Average Net Assets after reduction to custodian expenses(4)(6)	1.66%
Ratio of Total Expenses to Average Net Assets(4)	2.74%
Ratio of Total Expenses to Average Net Assets after reduction to custodian expenses(4)	2.72%
Ratio of Net Investment Income to Average Net Assets(4)	7.39%
Portfolio Turnover Rate(5)	92.47%

(1)
For the period from February 24, 2005 (inception of offering) to September 30, 2005.

(2)
Net of sales load of $0.675 on initial shares issued.

(3)
Total investment return is calculated assuming a purchase of common shares of the opening of the first day and sale on the closing of the last day of each period reported. Dividends and distributions are assumed, for purposes of this calculation, to be reinvested at prices obtained under the fund's reinvestment plan. Total investment return is not annualized for periods of less than one year. Brokerage commissions are not reflected.

(4)
Ratio annualized for the period of less than one year.

(5)
A portfolio turnover rate is the percentage computed by taking the lesser of purchases or sales of portfolio securities (excluding short-term investments) for a period and dividing it by monthly average of the market value of the portfolio securities during the period. Purchases and sales of investment securities (excluding short-term securities) for the period February 24, 2005 (inception of offering) to September 30, 2005 were $491,937,457 and $213,552,703, respectively.

(6)
Operating expenses do not include interest expense on the line of credit.

(7)
Calculation based on average shares outstanding.

See accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

September 30, 2005

Dividend Capital Realty Income Allocation Fund

1.     ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Dividend Capital Realty Income Allocation Fund (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund's primary investment objective is high current income. The Fund's secondary investment objective is capital appreciation.

Initial capitalization for the Fund was provided by Dividend Capital Investments LLC (the "Adviser") as follows:

Organization Date	December 3, 2004
Initial Capitalization Date	February 15, 2005
Amount of Initial Capitalization	$100,068
Shares Issued at Capitalization	7,010
Shares Authorized	Unlimited
Public Offering Date	February 24, 2005

Security Valuation:

All securities of the Fund are valued as of the close of regular trading on the New York Stock Exchange ("NYSE"), currently 4:00 p.m. (Eastern Time), on each day that the NYSE is open. Listed securities are generally valued at the last sales price as of the close of regular trading on the NYSE. Securities traded on the National Association of Securities Dealers Automated Quotation System ("NASDAQ") are generally valued at the NASDAQ Official Closing Price ("NOCP"). In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices.

Fixed-income obligations having a remaining maturity of greater than 60 days, for which there are no readily available market quotations or sales information, are valued at the mean between the "evaluated" bid and ask prices formulated by an independent pricing service. The prices provided by the pricing service take into account institutional size trading in similar groups of securities and any developments related to specific securities.

Securities having a remaining maturity of 60 days or less are valued at amortized cost which approximates market value.

When market quotations are not readily available or when events occur that make established valuation methods unreliable, securities of the Fund may be valued at fair value determined pursuant to procedures adopted by the Board. If the Adviser believes that the price of the security obtained under the valuation procedures discussed above does not represent the amount the Fund reasonably expects to receive on a current sale of the security, the Fund will value the security. As of September 30, 2005, securities which have been fair valued represented 10.76% of the net assets of the Fund.

Risk of Concentration:

Because the Fund's investments are concentrated in the real estate industry, the value of the Fund may be subject to greater volatility than a fund with a portfolio that is less concentrated in a single industry. If the securities of real estate companies as a group fall out of favor with the investors, the Fund could underperform funds that have greater industry diversification.

Foreign Securities:

The Fund may invest a portion of its assets in foreign securities. In the event that the Fund executes a foreign security transaction, the Fund will generally enter into forward foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency. Foreign securities may carry more risk than U.S. securities, such as political, market and currency risks. Currently, the Fund intends to invest only in those securities issued by North American issuers.

The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rate of exchange at period end. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

The effects of changes in foreign currency exchange rates on investments is separately identified from the fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

Distributions to Shareholders:

The Fund intends to make a level dividend distribution each month to Common Shareholders. The level dividend rate may be modified by the Board of Trustees from time to time. Any net capital gains earned by the Fund are distributed at least annually to the extent necessary to avoid federal income and excise taxes. Distributions to shareholders are recorded by the Fund on the ex-dividend date.

Securities Transactions and Investment Income:

Investment security transactions are accounted for as of trade date. Dividend income is recorded on the ex-dividend date. Interest income, which includes amortization of premium and accretion of discount, is accrued as earned. Realized gains and losses from securities transactions and unrealized appreciation and depreciation of securities are determined using the highest cost basis for both financial reporting and income tax purposes.

Expense Offset Arrangement:

The reduction of custodian fees, if applicable, represents earnings on cash balances maintained by the Fund. Earnings credits available to offset future custody expenses through December 31, 2005 are $51,985.

Use of Estimates:

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America. This requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

2.     FEDERAL INCOME TAXES

No provision for federal income taxes is required since the Fund intends to continue to qualify as a regulated investment company and distribute to shareholders all of its taxable income and capital gains. Because federal income tax regulations differ from generally accepted accounting principles, income and capital gain distributions determined in accordance with tax regulations differ from net investment income and realized gain for financial reporting purposes. Accordingly the character of distributions and composition of net assets for tax purposes differ from those reflected in the accompanying financial statements.

The tax character of the distributions paid by the Fund during the period February 24, 2005 to September 30, 2005 was as follows:

Distribution paid from:
Ordinary Income	$7,800,745
Long-Term Capital Gain	0
Return of Capital	0

As of September 30, 2005, the components of distributable earnings on a tax basis were as follows:

(Over)/undistributed net investment income	$1,671,647
Accumulated net realized loss	(432,225)
Net unrealized appreciation	762,669
Effect of other timing differences	70,748
Total	$2,072,839

Net unrealized appreciation/depreciation of investments based on federal tax cost were as follows:

As of September 30, 2005
Gross appreciation (excess of value over tax cost)	$7,789,735
Gross depreciation (excess of tax cost over value)	(7,027,066)
Net unrealized appreciation	762,669
Cost of investments for income tax purposes	$278,595,073

At September 30, 2005, the Fund had $432,225 of net capital loss carryforwards, which expire in 2013, available to offset future realized capital gains, if any, and thereby reduce future taxable gain distributions.

Net investment income (loss) and net realized gain (loss) may differ from financial statements and tax purposes. These differences are primarily due to the treatment of certain investment securities and distribution allocations. These permanent differences in the character of income and distributions between financial statements and tax basis have been reclassified. During the period February 24, 2005 to September 30, 2005, $756,519 was reclassified from accumulated capital gains to undistributed ordinary income. Net assets of the Fund were unaffected by the reclassifications and the calculation of net investment income per share in the Financial Highlights excludes these adjustments.

3.     CAPITAL TRANSACTIONS

There are an unlimited number of $0.001 par value common shares of beneficial interest authorized. Of the 13,685,510 common shares outstanding on September 30, 2005, Dividend Capital Investments LLC (the "Adviser") owned 7,010 shares. The Fund issued 12,100,000 common shares in its initial public offering on February 23, 2005. These common shares were issued at $15.00 per share before the underwriting discount of $0.675 per share. An additional 1,578,500 common shares were issued on April 12, 2005. These common shares were also issued at $15.00 per share before the underwriting discount of $0.675 per share. Offering costs of $683,925 (representing $0.05 per common share) were offset against proceeds of the offering and have been charged to paid-in capital of the common shares. The Adviser has agreed to pay those offering costs of the Fund (other than the sales load) that exceed $0.05 per common share.

Transactions in common shares for the period from February 24, 2005 (inception of offering) to September 30, 2005, were as follows:

Common shares outstanding—beginning of period	7,010
Common shares issued in connection with initial public offering	12,100,000
Common shares issued from underwriters' over-allotment option exercised	1,578,500
Common shares outstanding—end of period	13,685,510

4.     PORTFOLIO SECURITIES

Purchases and sales of investment securities, other than short-term securities, for the period February 24, 2005 (inception of offering) to September 30, 2005 aggregated $491,937,457 and $213,552,703, respectively.

5.     INVESTMENT ADVISORY AND ADMINISTRATION AGREEMENTS AND OTHER RELATED PARTY TRANSACTIONS

Dividend Capital Investments LLC ("Dividend Capital") serves as the Fund's investment adviser and administrator. Pursuant to an Investment Advisory Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual investment advisory fee of 0.85% based on the Fund's average daily managed assets, computed daily and payable monthly. Pursuant to an Administration Agreement with the Fund, as compensation for its services to the Fund, Dividend Capital receives an annual administration fee of 0.10% based on the Fund's average daily managed assets, computed daily and payable monthly.

Trustees of the Fund who are "interested persons" as defined in the 1940 Act receive no salary or fees from the Fund. Each independent Trustee of the Fund receives from the Fund an annual retainer of $16,000 and a fee of $2,000 and reimbursement for related expenses for each meeting of the Board he attends. Each independent Trustee receives from the Fund a fee of $1,000 for each telephonic Board meeting he attends. The Chairman of the Board of Trustees receives from the Fund an additional annual retainer of $10,000.

Certain officers of the Trust are also officers of the Adviser.

6.     LINE OF CREDIT

On April 28, 2005, a Revolving Credit and Security Agreement among the Fund, Jupiter Securitization Corp. ("Jupiter") and JP Morgan Chase Bank N.A. ("JP Morgan") was executed which allows the Fund to borrow against a secured line of credit from Jupiter and JP Morgan an aggregate amount up to $85,000,000. The borrowings under the line of credit are secured by pledging the Fund's portfolio securities. Borrowings under this agreement bear interest at a variable rate determined by the bank's conduit program, which has historically been slightly below 1-month LIBOR. Fees of 0.175% per annum are paid on 102% of the total line of credit, regardless of usage. Fees of 0.20% per annum are paid on the average outstanding amount of borrowings. The average balance during the period ended September 30, 2005 was $53,300,000 or $4.00 per share based on average shares outstanding of 13,346,745. The average cost of funding during the period April 28, 2005 to September 30, 2005 was 3.11%. As of September 30, 2005, the Fund had an outstanding loan amount of $85,000,000.

7.     INVESTMENTS IN INTEREST RATE AND TOTAL RETURN SWAPS

The Fund uses interest rate swaps in connection with the line of credit. The interest rate swaps are intended to reduce or eliminate the risk that an increase in short-term interest rates could have on the performance of the Fund's common shares as a result of the floating rate structure of the line of credit.

In these interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (the "counterparty") a fixed rate payment in exchange for the counterparty agreeing to pay the Fund a variable rate payment that is intended to approximate the Fund's variable rate payment obligation on the line of credit. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the common shares. The market value of interest rate swaps is based on pricing models that consider the time value of money, volatility and the current and forward interest rate markets.

The Fund uses total return swaps to gain exposure to underlying referenced securities or indices. Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty, respectively.

Swaps are marked to market daily. For both interest rate swaps and total return swaps, unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest net of the market linked return to be paid or received on the swaps, is reported as unrealized gains or losses on the Statement of Operations. A realized gain or loss is recorded upon termination of swap agreements. The Fund segregates or earmarks sufficient assets as collateral to satisfy the Fund's current obligation with respect to total return swaps. Entering into swap agreements involves, to varying degrees, elements of credit, foreign currency, market and documentation risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to these agreements may default on its obligation to perform or disagree as to the meaning of the contractual items in the agreements, and that there may be unfavorable changes in foreign currency, interest rates or values in referenced indices or securities.

As of September 30, 2005, the Fund had entered into the following interest rate swap agreements:

Open Interest Rate Swap Contracts as of September 30, 2005

Counterparty	Termination Date	Underlying Notional	Fixed Rate Paid by the Fund at 9/30/2005	Floating Rate Received by the Fund at 9/30/2005*	Net Interest Payable	Unrealized Appreciation
JP Morgan Chase	6/14/2010	27,000,000	4.09%	3.75%	$4,335	$238,246
JP Morgan Chase	6/14/2012	27,000,000	3.89%	3.75%	1,785	268,322

*
Based on one-month LIBOR (London Interbank Offered Rate).

As of September 30, 2005, the Fund had entered into the following total return swap agreements:

Open Total Return Swap Contracts ("TRS") (1) as of September 30, 2005
Counterparty: Royal Bank of Canada

Contract Type	Expiration Date	Notional Shares	Underlying Notional ($CAD)	Unrealized Appreciation (Depreciation) ($USD)
Alexis Nihon Real Estate Investment Trust TRS	3/27/2007	145,300	$1,940,859	$17,822
Allied Properties Real Estate Investment Trust TRS	1/25/2007	43,700	702,888	66,460
	1/25/2007	146,800	2,425,004	168,290
	3/30/2007	99,200	1,698,096	62,556
Boardwalk Real Estate Investment Trust TRS	1/18/2007	200,000	3,958,000	277,359
Calloway Real Estate Investment Trust TRS	3/27/2007	150,000	3,580,800	228,434
Canadian Hotel Income Properties Real Estate	2/19/2007	270,700	3,153,899	6,785
Investment Trust TRS	3/30/2007	134,400	1,568,085	1,470
Chartwell Senior Housing Real Estate Investment Trust TRS	1/18/2007	175,000	2,660,000	(30,148)
Firm Capital Mortgage Investment Funds TRS	1/25/2007	25,200	287,235	(12,985)
	1/25/2007	86,050	991,348	(53,411)
	1/25/2007	48,750	556,418	(25,770)
H&R Real Estate Investment Trust TRS	1/11/2007	250,000	4,975,000	185,193
Northern Property Real Estate Investment Trust TRS	1/25/2007	168,000	3,034,987	5,007
Primaris Retail Real Estate Investment Trust TRS	2/8/2007	328,000	4,876,704	333,947
RioCan Real Estate Investment Trust TRS	1/18/2007	500,000	10,425,000	714,932
Summit Real Estate Investment Trust TRS	1/25/2007	141,500	3,045,929	155,279
	1/25/2007	139,500	3,135,179	39,124

(1)
For each total return swap contract, the Fund receives the total return and dividend income on the underlying security and pays a floating rate based on three-month Canadian LIBOR plus 0.75%

8.     FOREIGN CURRENCY CONTRACTS

A foreign currency contract is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate. The Fund may enter into foreign currency contracts to settle specific purchases or sales of securities denominated in a foreign currency and for protection from adverse exchange rate fluctuation. Risks to the Fund include the potential inability of the counterparty to meet the terms of the contract.

The net U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund and the resulting unrealized appreciation or depreciation are determined using prevailing forward foreign currency exchange rates. Unrealized appreciation and depreciation on foreign currency contracts are reported in the Statement of Assets and Liabilities as a receivable or a payable and in the Statement of Operations with the change in unrealized appreciation or depreciation.

The Fund may realize a gain or loss upon the closing or settlement of the foreign transaction. Such realized gains and losses are reported with all other foreign currency gains and losses in the Statement of Operations.

As of September 30, 2005, the Fund had outstanding foreign currency contracts as follows:

Contracts to Sell—Canadian Dollar (CAD)

Expiration Date	Amount	Unrealized Depreciation
11/9/2005	$50,400	$(71)
11/21/2005	31,800	(46)
1/12/2006	37,400	(55)
1/19/2006	116,400	(170)
1/26/2006	125,100	(181)
2/9/2006	48,500	(72)
2/21/2006	32,100	(48)
4/13/2006	35,500	(57)
4/20/2006	113,300	(182)
4/26/2006	124,000	(199)
5/9/2006	49,100	(83)
5/19/2006	32,500	(53)
7/13/2006	34,700	(59)
7/19/2006	112,100	(191)
7/26/2006	120,100	(207)
8/10/2006	46,300	(82)
8/21/2006	30,100	(52)
10/13/2006	33,300	(60)
10/19/2006	105,700	(187)
10/26/2006	116,200	(204)
11/9/2006	46,500	(80)
11/20/2006	30,500	(52)
1/11/2007	34,100	(60)
1/18/2007	106,500	(185)
1/25/2007	116,900	(201)
2/8/2007	46,500	(82)
2/20/2007	30,500	(59)

Total Unrealized Depreciation		$(2,978)

9.     ILLIQUID/RESTRICTED SECURITIES

As of September 30, 2005, investments in securities included issues that are restricted. Restricted securities are often purchased in private placement transactions, are not registered under the Securities Act of 1933, may have contractual restrictions on resale, and may be revalued under methods approved by the Board of Trustees as reflecting fair value. A security may also be considered illiquid if it lacks a readily available market. The Fund intends to invest no more than 10% of its total managed assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Certain restricted securities, eligible for resale to qualified institutional investors, are not subject to that limitation if the Fund's adviser, under supervision of the Board of Trustees, determines that a liquid trading market exists.

Illiquid Restricted Securities as of September 30, 2005

Description	Shares	Acquisition Date	Cost	Market Value
CBRE Realty Finance Inc.	400,0000	06/02/05	$6,000,000	$6,000,000
Resource Capital Corp.	350,000	03/02/05	8,250,000	8,250,000
Taberna Realty Finance Trust	400,000	04/21/05	4,300,000	5,000,000

Total				$19,250,000

Total Net Assets				$282,433,395

Illiquid Restricted Securities as a % of Total Managed Assets				6.82%

10.   SUBSEQUENT EVENTS

Subsequent Regular Distribution

Subsequent to September 30, 2005, the Fund paid a regular monthly distribution of $0.105 per common share on October 31, 2005 to common shareholder of record on October 18, 2005.

SHAREHOLDER TAX INFORMATION

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

Certain tax information regarding the Fund is required to be provided to shareholders based upon the Fund's income and distributions for the taxable year ended September 30, 2005.

During the fiscal year ended September 30, 2005, 0.00% of the dividends paid by the Fund from net investment income, qualify for the corporate dividends received deduction. Also, during the fiscal year ended September 30, 2005, 1.69% of distributions of ordinary income by the Fund, met the requirements regarding qualified dividend income. In addition, 0.10% of distributions from net investment income are from income derived from U.S. Treasury Obligations.

During the fiscal year ended September 30, 2005, the Fund paid the following distributions per share:

	Ordinary Income	Capital Gains	Return of Capital	Total
April 2005	$0.07	—	—	$0.07
May 2005	0.10	—	—	0.10
June 2005	0.10	—	—	0.10
July 2005	0.10	—	—	0.10
August 2005	0.10	—	—	0.10
September 2005	0.10	—	—	0.10
Total	$0.57	—	—	$0.57

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholders of Dividend Capital Realty Income Allocation Fund

We have audited the accompanying statement of assets and liabilities of the Dividend Capital Realty Income Allocation Fund (the "Fund"), including the statement of investments, as of September 30, 2005, and the related statement of operations, statement of cash flows and statement of changes in net assets for the period from February 24, 2005 (commencement of operations) to September 30, 2005, and the financial highlights for the period presented. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2005, by correspondence with the custodian and brokers. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2005, the results of its operations, its cash flows and changes in its net assets for the period from February 24, 2005 (commencement of operations) to September 30, 2005, and the financial highlights for the period presented, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Denver, Colorado
November 18, 2005

DIVIDEND REINVESTMENT PLAN

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund offers a dividend reinvestment plan (the "Plan") pursuant to which shareholders, unless they otherwise elect, automatically have dividends and capital gains distributions reinvested in common shares of the Fund by The Bank of New York (the "Plan Agent"). Shareholders who elect not to participate in the Plan receive all distributions in cash paid by wire or check mailed directly to the Plan Agent.

How the Plan Works

After the Fund declares a dividend or determines to make a capital gain distribution, the Plan Agent will acquire shares for the participants' accounts, depending upon the circumstances described below, either (i) through receipt of newly-issued shares of the Fund or (ii) by open-market purchases as follows:

•
If, on the payment date, the NAV is equal to or less than the market price per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in newly issued shares on behalf of the participants. The number of newly issued shares to be credited to each participant's account will be determined by dividing the dollar amount of the distribution by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the payment date, the dollar amount of the distribution will be divided by 95% of the market price on the payment date. Because common shares may be issued at less than their market price, Plan participants may get a benefit that non-participants do not.

•
If, on the payment date, the NAV is greater than the market value per share plus estimated brokerage commissions, the Plan Agent will invest the distribution amount in shares acquired on behalf of the participants in open-market purchases, which may be made on the NYSE, in the over-the-counter market or in negotiated transactions and may be on such terms as to price, delivery and otherwise as the Plan Agent shall determine. It is possible that the market price for the shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share the Plan Agent pays may exceed the market price thereof on the payment date. If the market price per share increases so that it equals or exceeds the NAV per share (minus brokerage commissions), it will result in the acquisition by the Plan Agent of fewer shares than if the distribution had been paid in shares issued by the Fund. Otherwise, the Plan Agent will use all distributions received in cash to purchase shares in the open market on or shortly after the payment date, but in no event more than thirty (30) days after the payment date.

Costs of the Plan

The Plan Agent's fees for the handling of reinvestment of dividends and other distributions will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends and other distributions. If a participant elects to have the Plan Agent sell part or all of his or her shares and remit the proceeds, the participant will be charged his or her pro rata share of brokerage commissions on the shares sold, plus a $15.00 transaction fee.

Tax Implications

The automatic reinvestment of dividends or distributions does not relieve participants of any taxes which may be payable on such dividends or distributions. Participants will receive tax information annually for their personal records and to help them prepare their federal income tax return. For further information as to the tax consequences of participation in the Plan, participants should consult with their own tax advisors.

Right to Withdraw

Participants may terminate his or her account under the Plan by notifying the Agent in writing at P.O. Box 11258, New York, NY 10286-1258, or by calling the Agent at 1-800-432-8224, or using The Bank of New York's website: http://stockbny.com. Such termination will be effective with respect to a particular distribution if the Participant's notice is received by the Agent prior to such distribution record date. The Plan may be terminated by the Agent or the Fund upon notice in writing mailed to each Participant at least 90 days prior to the effective date of the termination.

FUND PROXY VOTING POLICIES & PROCEDURES

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund has delegated to the Adviser the voting of proxies relating to its securities. The Adviser will vote such proxies in accordance with the Adviser's policies and procedures. The policies and procedures used in determining how to vote proxies relating to portfolio securities are available without charge, upon request, by contacting the Fund at 1-866-324-7348, visiting the Fund's website at http://www.dividendcapital.com and visiting the Securities Exchange Commission's (the "Commission") website at http://www.sec.gov.

Information on how proxies relating to the Fund's portfolio securities were voted by the Adviser during the most recent 12-month period ended June 30th is available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission's website at http://www.sec.gov.

PORTFOLIO HOLDINGS

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q within 60 days after the end of the period. Copies of the Fund's Forms N-Q are available without charge, upon request, by contacting the Fund at 1-866-324-7348 and on the Commission's website at http://www.sec.gov. You may also review and copy Form N-Q at the Commission's Public Reference Room in Washington, D.C. For more information about the operation of the Public Reference Room, please call the Commission at 1-800-SEC-0330.

CHANGE IN INVESTMENT POLICY

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

On May 4, 2005, the Board of Trustees of the Fund approved the Adviser's recommendation that the target allocations in each of the common stock of real estate companies, the preferred stock of real estate companies and debt securities of real estate companies be increased to 75% of the Fund's Managed Assets. This change in investment policy will be effective on May 24, 2005. The Fund's previous policy was to allocate up to 75% of the Fund's Managed Assets to common stock of real estate companies, up to 40% of the Fund's Managed Assets to preferred stock of real estate companies, and up to 40% of the Fund's Managed Assets to debt securities.

SARBANES-OXLEY ACT AND OTHER INFORMATION

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

On February 14, 2005, the Fund submitted a CEO annual certification to the NYSE on which the Fund's principal executive officer certified that he was not aware, as of that date, of any violation by the Fund of the NYSE's Corporate Governance Listing Standards. In addition, as required by Section 302 of the sarbanes- Oxley Act of 2002 and related SEC rules, the Fund's principal executive officer and principal financial officer have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q, relating to, among other things, the Fund's disclosure controls and procedures and internal controls over financial reporting, as applicable.

TRUSTEES & OFFICERS

September 30, 2005 (Unaudited)

Dividend Capital Realty Income Allocation Fund

The business and affairs of the Fund are managed under the direction of the Board. The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund's agreements with the Adviser, Administrator, Custodian and Transfer Agent. The management of the Fund's day-to-day operations is delegated to its officers and the Adviser, subject always to the investment objectives and policies of the Fund and to the general supervision of the Trustees.

Basic information about the identity and experience of each Trustee and officer is set forth in the charts below.

The Trustees of the Fund, their years of birth, the length of time served, their principal occupations for at least the past five years, the number of portfolios they oversee within the Dividend Capital fund complex ("Fund Complex"), and other directorships held by the Trustee are set forth below.

Name, Year of Birth, Address* and Position with Fund	Term of Office	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex
Class I (term expires 2006)
Thomas H. Mack (1942), Trustee	Since 01/2005	Thomas H. Mack & Co., Inc., President (since 01/1991).	1	Director, Greenwald & Associates (since 01/2002)
Class II (term expires 2007)
John Mezger (1953), Trustee	Since 08/2005	WF Option, LLC, Manager (Since 2004); Oak Point, LLC, Manager (Since 2003); Cherry Creek South Associates, LLC, Manager (Since 1999); Corby Properties, LLC, Manager (Since 1998).	1	N/A

*
The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name, Year of Birth, Address* and Position with Fund	Term of Office	Principal Occupation During Past Five Years (Including Other Directorships Held)	Number of Funds within Fund Complex Overseen by Trustee (Including the Fund)	Other Directorships Held Outside Fund Complex
Class III (term expires 2008)
Thomas I. Florence (1962), Trustee and President**	Since 01/2005	Dividend Capital Investments LLC, Principal (since 07/2003) and President (since 12/2004); Dividend Capital Group LLC, Principal (since 06/2003); Dividend Capital Securities LLC, Principal (since 6/2003); ForestView Consulting Group LLC, President (since 01/2003); formerly, Morningstar Inc., Managing Director (03/2000 to 12/2002); and Pilgrim Baxter & Associates, Managing Director (01/1997 to 03/2000).	1	None
Jonathan F. Zeschin (1953), Trustee and Chairman of the Board	Since 01/2005	President, Essential Advisers, Inc. (since 06/2000); Managing Partner, JZ Partners LLC (since 08/1998).	1	Trustee, ICON Funds (17 funds) (since 11/2002)

*
The address for each of the Trustees is: 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

**
Mr. Florence is an interested Trustee due to his position with the Adviser.

The officers of the Fund, their years of birth, and their principal occupations for at least the past five years are set forth below. The address for each of the officers is 518 Seventeenth Street, Suite 1200, Denver, CO 80202.

Name and Year of Birth	Position(s) Held with the Fund	Principal Occupation During Past Five Years
Francis Gaffney (1957)	Treasurer	Dividend Capital Securities LLC, Senior Vice President and Director of Operations (since 02/2004); formerly, Founders Asset Management LLC, Senior Vice President of Operations (08/1998 - 12/2003).
Phillip Perrone (1958)	Chief Compliance Officer
Dividend Capital Investments LLC, Chief Compliance Officer (since 01/2004); Dividend Capital Securities LLC, Chief Compliance Officer (since 01/2004); formerly, Oppenheimer Funds, Inc., Compliance Manager (02/1999 - 01/2004) and Senior Internal Auditor (11/1997 - 02/1999).
Jeffrey Taylor (1972)	Vice President
Dividend Capital Investments LLC, Vice President Business Services (since 02/2004); formerly, INVESCO Inc., Product Manager (07/2003 - 01/2004); and INVESCO Funds Group Inc., Manager of Marketing and Business Analytics (01/1999 - 06/2003).
Derek Mullins (1973)	Secretary & Assistant Treasurer
Dividend Capital Investments LLC, Manager of Fund Operations (since 11/2004); formerly, ALPS Mutual Funds Services Inc., Manager of Fund Administration (11/2003 to 10/2004) and Fund Controller (01/1999 to 10/2003).
Jami VonKaenel (1978)	Assistant Secretary
Dividend Capital Investments LLC, Assistant Controller (since 06/2004); Dividend Capital Securities LLC, Assistant Controller (since 06/2004); formerly, Ernst and Young LLP, Senior, Technology and Security Risk Services (02/2004 to 06/2004); and Accenture, Analyst (01/2001 to 01/2004).

KEY INFORMATION

September 30, 2005

Dividend Capital Realty Income Allocation Fund

Investment Adviser and
Administrator
Dividend Capital Investments LLC
518 17th Street, Suite 1200
Denver, CO 80202

Custodian and Fund
Accounting Agent
State Street Bank and Trust Co.
801 Pennsylvania
Kansas City, MO 64105

Transfer Agent
The Bank of New York
1 Wall Street
New York, NY 10286

Legal Counsel
Dechert LLP
1775 I Street, NW
Washington, D.C. 20006

Independent Registered Public
Accounting Firm
Deloitte & Touche LLP
555 17th Street, Suite 3600
Denver, CO 80202

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Statements and other information contained in this report are as dated and are subject to change.

The Fund is neither insured nor guaranteed by the U.S. Government, the FDIC, the Federal Reserve Board or any other governmental agency or insurer.

Must be accompanied or preceded by a current prospectus.

For more information, please call 1-866-324-7348.

Item 2. Code of Ethics

  (a)
  The Registrant, as of the end of the period covered by the report, has adopted a code of ethics that applies to the Registrant's principal executive officer, principal financial officer, principal accounting officer or controller or any persons performing similar functions on behalf of the Registrant.

  (b)
  Not applicable.

  (c)
  During the period covered by this report, no amendments were made to the provisions of the code of ethics adopted in 2(a) above.

  (d)
  During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) were granted.

  (e)
  Not applicable.

  (f)
  The Registrant's Code of Ethics is attached as an Exhibit hereto.

Item 3. Audit Committee Financial Expert

        The Registrant's Board of Trustees has determined that it has two audit committee financial experts serving on its audit committee: Jonathan F. Zeschin and Thomas H. Mack. Messrs. Zeschin and Mack are "independent" Trustees, as defined in paragraph (a)(2) of Item 3. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an "expert" for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services

(a)-(d)	Aggregate fees billed to the Registrant for the fiscal year ended September 30, 2005 for professional services rendered by the Registrant's principal accountant were as follows:
Fiscal Year Ended September 30, 2005
Audit Fees	$37,000
Audit-Related Fees	—
Tax Fees	5,913
All Other Fees	—

        Tax Fees were billed in connection with tax advice related to investments.

        Aggregate fees billed by the Registrant's principal accountant for the fiscal year ended September 30, 2005 for non-audit services provided to the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registered investment company, where the engagement relates directly to the operations and financial reporting of the registrant, were as follows:

Fiscal Year Ended September 30, 2005
Audit-Related Fees	—
Tax Fees	$53,900
All Other Fees	—

        These tax services were billed in connection with the preparation of tax returns and other miscellaneous tax services.

  (e)
  (1) The Audit Committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The Audit Committee also is required to pre-approve non-audit services performed by the Registrant's principal accountant for the Registrant's investment adviser and any entity controlling, controlled by or under common control with the registrant's investment adviser.

    The Audit Committee may delegate pre-approval authority to a subcommittee of one or more of its members. Any decisions of the subcommittee to grant pre-approvals shall be presented to the full Audit Committee at its next regularly scheduled meeting.

  (e)
  (2) No services described in paragraphs (b) through (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

  (f)
  Not applicable

  (g)
  Aggregate Non-Audit Fees: The aggregate non-audit fees billed to the Registrant by the Registrant's accountant for services rendered to the Registrant, the Registrant's investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant were $59,813 for the fiscal year ended September 30, 2005.

  (h)
  Not applicable

Item 5. Audit Committee of Listed Registrants

  (a)
  The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchanges Act. The committee members are: Jonathan F. Zeschin, Thomas H. Mack and John Mezger.

  (b)
  Not applicable.

Item 6. Schedule of Investments

        Included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

        The Registrant has delegated, subject to the supervision of the Board, the voting of proxies relating to its voting securities to its investment advisor, Dividend Capital Investments LLC. (the "Adviser"). The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached as Exhibit 99.PROXYPOL hereto.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

        Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

        Not applicable.

Item 10. Submission of Matters to Vote of Security Holders

        Not applicable.

Item 11—Controls and Procedures

  (a)
  Based on an evaluation of the disclosure controls and procedures (as defined in rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer, Treasurer, Principal Financial and Accounting Officer of the Registrant have each concluded that such disclosure controls and procedures provide reasonable assurance that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant's management to allow timely decisions regarding required disclosure.

  (b)
  There were no changes in the Registrant's internal controls over financial reporting (as defined in rule 30a-3(d) under the Act) that occurred during the Registrant's last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12—Exhibits

  (a)
  (1) The code of ethics that applies to the Registrant's principal executive officer and principal financial officer is attached hereto as Ex.12.A.1.

  (a)
  (2) The Proxy and Corporate Action Voting Policies and Procedures of the Adviser are attached hereto as Exhibit 99.PROXYPOL.

  (a)
  (3) The certifications required by Rule 30a-2(a) of the Act (17 CFR 270.30a-2(a)) are filed and attached hereto as Exhibit 99.CERT.

  (a)
  (4) Not applicable to the Registrant.

  (b)
  The certification required by Rule 30a-2(b) of the Act (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Dividend Capital Realty Income Allocation Fund

By:	/s/ THOMAS FLORENCE Thomas I. Florence President (Principal Executive Officer)
Date: December 5, 2005

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ THOMAS FLORENCE Thomas I. Florence President (Principal Executive Officer)
Date: December 5, 2005
By:	/s/ FRANCIS GAFFNEY Francis P. Gaffney Treasurer (Principal Financial Officer)
Date: December 5, 2005